Fees Summary	Feb. 06, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	12,613.04
Total Transaction Valuation	91,332,625.00
Total Offset Amount	0.00
Net Fee	$ 12,613.04